Exhibit 99.1
NUCRYST CALLS SPECIAL MEETING OF SHAREHOLDERS
Princeton, New Jersey — December 19, 2008 — NUCRYST Pharmaceuticals Corp. (“NUCRYST”), a developer and manufacturer of medical products that fight infection and inflammation, announced today that the board of directors of NUCRYST is calling a special meeting of shareholders to be held on Thursday, February 12, 2009 at the company’s corporate offices in Princeton, New Jersey. The record date for the special meeting has been set for January 16, 2009.
The Special Meeting of Shareholders was requisitioned on December 1, 2008 by The Westaim Corporation (“Westaim”), which holds approximately 75% of the issued and outstanding shares of NUCRYST. The Board is required by law to call the requisitioned meeting within 21 days of receipt of the Westaim requisition.
The Special Meeting is being called to consider a special resolution pursuant to section 38(1) of the Business Corporations Act (Alberta) to reduce the stated capital of the outstanding NUCRYST common shares by an amount equal to the product of the number of common shares outstanding on the date of the meeting and U.S.$0.80 for the purpose of distributing U.S.$0.80 cash per common share to the shareholders of NUCRYST.
Prior to the Special Meeting, NUCRYST will mail to all shareholders a management information circular containing further information about the subject matter of the meeting and related matters. Shareholders are encouraged to review the document in its entirety.
About NUCRYST Pharmaceuticals
NUCRYST Pharmaceuticals (NASDAQ: NCST; TSX: NCS) develops, manufactures and commercializes medical products that fight infection and inflammation using SILCRYST™, its patented atomically disordered nanocrystalline silver technology. NUCRYST licensed world-wide rights for SILCRYST™ wound care coating products to Smith & Nephew plc, which markets these products in over 30 countries under their Acticoat™ trademark. NUCRYST is also developing pharmaceutical products to address medical conditions that are characterized by pain, infection and inflammation. The Company has developed its proprietary nanocrystalline silver in a powder form, referred to as NPI 32101 for use in medical devices and as an active pharmaceutical ingredient.
For more information, contact:
David B. Holtz
Vice President and Chief Financial Officer
NUCRYST Pharmaceuticals
609.228.8202
Fern Lazar
Lazar Partners
212. 867.1762
Acticoat™ is a trademark of Smith & Nephew plc
SILCRYST™ is a trademark of NUCRYST Pharmaceuticals Corp.

This news release contains forward-looking statements within the meaning of securities legislation in the United States and Canada (collectively “forward-looking statements”). Forward-looking statements in this news release include, but are not limited to, statements about our plans to review and respond to the special meeting requisition. With respect to the forward-looking statements contained in this news release, readers are cautioned that numerous risks, uncertainties and other factors could cause our actual results to differ materially from those indicated in these statements including, but not limited to: Westaim’s stated intention to review its alternatives for maximizing the value of its stake in NUCRYST, the identification and pursuit of new opportunities to grow the value of NUCRYST; performance of stock markets generally; our ability to satisfy regulatory and stock exchange standards and requirements to maintain our exchange listing; our future operation results are uncertain and likely to fluctuate; our ability to maintain our collaboration with Smith & Nephew; our reliance on sales of Acticoat™ products with our SILCRYST™ coatings by Smith & Nephew; and the future financial performance and operating performance of Smith & Nephew. Although we have attempted to identify the important risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed or implied in forward-looking statements, there may be other factors that cause actual results or events to differ from those expressed or implied in forward looking statements. For a more thorough discussion of the risks associated with our business, see the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2007 and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, filed with the U.S. Securities and Exchange Commission on EDGAR at www.sec.gov and with securities authorities in Canada on SEDAR at www.sedar.com. All forward-looking statements are expressly qualified in their entirety by this cautionary statement and NUCRYST disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future developments or otherwise after the date hereof.